UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

The Knot, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28271	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

462 Broadway, 6th Floor, New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 219-8555

_____________________ (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Joseph Brehob has informed us of his resignation from our Board of Directors, effective October 5, 2005.

In connection with this, we have been informed by Federated Department Stores, Inc. (“Federated”), which recently completed its acquisition of The May Department Stores Company (which is a stockholder of ours), that this resignation is not an indication of any change in the commitment of Federated to The Knot. Furthermore, Federated retains the contractual right to appoint a director to our Board of Directors, although it will not use that right to replace Mr. Brehob at this time.

The Board appointed Matthew Strauss to the Audit Committee to fill the vacancy on that committee caused by Mr. Brehob’s resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KNOT, INC. (Registrant)

Date: October 7, 2005	By:	/s/ RICHARD E. SZEFC
Richard E. Szefc
Chief Financial Officer, Treasurer and Secretary